AM SAFE	12 Months Ended
Dec. 31, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
SAFE	SAFE
AM SAFE
As of December 31, 2022, the AM SAFE had a fair value of $28,986 and was recorded within AM SAFE liability on the consolidated balance sheets. On the Closing Date of the Business Combination, the AM SAFE converted into 3,000,000 shares of common stock. As of the Closing Date, the AM SAFE had a fair value of $29,730, which equals the closing price of approximately $9.91 on the Closing Date, multiplied by the number of shares issued. The AM SAFE was adjusted to its fair value on the Closing Date prior to settlement. As of December 31, 2022, the AM SAFE had a fair value of $28,986.
Brookfield SAFE
On October 2, 2022, LanzaTech entered into the Brookfield SAFE and received cash proceeds of $50,000 as the Initial Purchase Amount. In exchange, the Company granted to Brookfield the right to certain shares of the Company's capital stock.
On the fifth anniversary of the Brookfield SAFE, LanzaTech is required to repay in cash the Initial Purchase Amount less any Non-Repayable Amount (the “Remaining Amount”), as well as interest on such Remaining Amount in the high single digits, compounded annually.
For each $50,000 of aggregate equity funding required for qualifying projects presented to Brookfield in accordance with the Brookfield Framework Agreement (discussed below), the Remaining Amount will be reduced by $5,000 (such cumulative reductions the “Non-Repayable Amount”) and converted into LanzaTech Shares at $10.00 per share, which is the share price paid by the PIPE investors in the Business Combination. Interest on the corresponding amount will be forgiven. Each project presented must meet certain criteria in order to be considered a qualifying project.
Additionally, Brookfield may, at any time at its option, convert all or a portion of the Initial Purchase Amount less any amount that has already been converted or repaid into shares of LanzaTech capital stock at the same $10.00 per share price.
The Brookfield SAFE has not yet converted as a qualifying financing has not yet occurred and no qualified project investments have been presented to Brookfield as of December 31, 2023 or 2022. As of December 31, 2023 and 2022, the fair value of the Brookfield SAFE was $25,150 and $50,000 respectively and was recorded within Brookfield SAFE liability on the consolidated balance sheets.
Brookfield Framework Agreement
On October 2, 2022, LanzaTech entered into a framework agreement with Brookfield (the “Brookfield Framework Agreement”). Under such agreement, LanzaTech agreed to exclusively offer Brookfield the opportunity to acquire or invest in certain projects to construct commercial production facilities employing carbon capture and transformation technology in the U.S., the European Union, the United Kingdom, Canada or Mexico for which LanzaTech is solely or jointly responsible for obtaining or providing equity financing, subject to certain exceptions. LanzaTech agreed to present Brookfield with projects that over the term of the agreement require equity funding of at least $500,000 in the aggregate. With respect to projects acquired by Brookfield, LanzaTech is entitled to a percentage of free cash flow generated by such projects determined in accordance with a hurdle-based return waterfall. Brookfield has no obligation under the Brookfield Framework Agreement to invest in any of the projects. There have been no investments in projects as of December 31, 2023 or 2022 .